Exhibit 99.1

ʱʡ  ʣ Confidential 1 BCT - 001 - US Phase II Study Topline Results NurOwn ® in ALS July 18, 2016

ʱʡ  ʣ Confidential Safe Harbor Statement Statements in this announcement other than historical data and information constitute "forward - looking statements" and involve risks and uncertainties that could cause BrainStorm Cell Therapeutics Inc.'s actual results to differ materially from those stated or implied by such forward - looking statements. Terms and phrases such as "may", "should", "would", "could", "will", "expect", "likely", "believe", "plan", "estimate", "predict", "potential", and similar terms and phrases are intended to identify these forward - looking statements. The potential risks and uncertainties include, without limitation, risks associated with BrainStorm's limited operating history, history of losses; minimal working capital, dependence on its license to Ramot's technology; ability to adequately protect the technology; dependence on key executives and on its scientific consultants; ability to obtain required regulatory approvals; and other factors detailed in BrainStorm's annual report on Form 10 - K and quarterly reports on Form 10 - Q available at http://www.sec.gov . These factors should be considered carefully, and readers should not place undue reliance on BrainStorm's forward - looking statements. The forward - looking statements contained in this press release are based on the beliefs, expectations and opinions of management as of the date of this press release. We do not assume any obligation to update forward - looking statements to reflect actual results or assumptions if circumstances or management's beliefs, expectations or opinions should change, unless otherwise required by law. Although we believe that the expectations reflected in the forward - looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. 2

ʱʡ  ʣ Confidential MSC therapeutic effects 3 The beneficial effects of MSCs are primarily mediated by paracrine mechanisms Neurogenesis: Induce neuronal growth and differentiation Trophic factors: Secretion of neurotrophic and angiogenic factors Increase reactive astrocytosis: Induce astroglial growth and differentiation From: Castillo - Melendez, M et al Frontiers in Neuroendocrine Science 24 Oct 2013 Angiogenesis: Increase cerebral blood vessels Inflammation: Reduce T lymphocyte activation

ʱʡ  ʣ Confidential 4 US clinical trial A Phase 2, Randomized, Double Blind, Placebo Controlled Multicenter Study to Evaluate Safety and Efficacy of Transplantation of Autologous Mesenchymal Stem Cells Secreting Neurotrophic Factors (NurOwn ® ) in Patients With Amyotrophic Lateral Sclerosis 1 » 3 Investigational sites » 2 FDA approved manufacturing sites » 48 ALS Patients, 16 patients/site » 36 randomized to treatment, 12 randomized to placebo » Combined IT + IM administration » Treatment protocol 9 months (3 months pre - and 6 months post - transplant) 1 . Clinicaltrials.gov identifier NCT 02017912

ʱʡ  ʣ Confidential Subject Disposition & Demographics 5 Disposition MSC - NTF (N=36) Placebo (N=12) All Subjects (N=48) Analysis Populations n (%) n (%) n (%) Safety (ITT) 36 (100.0) 12 (100.0) 48 (100.0) Study Completion Completed 33 (91.7) 10 (83.3) 43 (89.6) Discontinued 3 (8.3) 2 (16.7) 5 (10.4) Demographics MSC - NTF (N=36) Placebo (N=12) All Subjects (N=48) Sex n (%) n (%) n (%) Male 25 (69.4) 10 (83.3) 35 (72.9) Female 11 (30.6) 2 (16.7) 13 (27.1) Age (years) Descriptive Statistics n 36 12 48 Mean (SD) 50.3 (11.9) 53.5 (9.11) 51.1 (11.27)

ʱʡ  ʣ Confidential Medical History 6 MSC - NTF (N=36) Placebo (N=12) All Subjects (N=48) El Escorial Criteria n (%) n (%) n (%) Possible 3 (8.3) 1 (8.3) 4 (8.3) Laboratory - Supported Probable 5 (13.9) 1 (8.3) 6 (12.5) Probable 16 (44.4) 7 (58.3) 23 (47.9) Definite 12 (33.3) 3 (25.0) 15 (31.3) ALS Medical History: Months Since Diagnosis n 36 12 48 Mean (SD) 9 (5.6) 9 (4.6) 9 (5.3) ALS Medical History: Months Since First Symptom n 36 12 48 Mean (SD) 18 (3.8) 17 (3.1) 17 (3.6)

בס"ד

Overall Summary of Adverse Events

brainstorm cell therapeutics

	MSC-NTF N=36	Placebo N=12
Number of Patients with at least one TEAE	36 (100%)	12 (100%)
Number of Patients with at least one Treatment-Related TEAE	35 (97.2%)	9 (75.0%)
Number of Treatment-Related Serious TEAEs	0	0
Number of Patients with at least one Treatment-Related Serious TEAE	0	0
Number of Patients with at least one SAE	9 (25%)	2 (16.6%)
Number of Patients with at least one Treatment-Emergent SAE	8 (22.2%)	1 (8.3%)
Number of Patients with Treatment-Related SAE	0	0
Number of Patients with TEAEs Resulting in Treatment Withdrawal	0	0
Number of Patients with TEAEs Resulting in Withdrawal from Study	0	0
Number of Patients with TEAEs Resulting in Death	0	0

- Systemic events such as pyrexia, chills, arthralgia and myalgia /musculoskeletal pain, and localized events such as injection site pain and procedural pain were more often reported in active-treatment patients.
- The largest differences in frequencies were for the localized reactions of injection site pain and back pain, and systemic reactions of pyrexia, headache, and arthralgia.
- Post-therapy serious adverse events (SAEs) tended to occur more frequently in active-treatment patients (8/36, 22.2%) than in placebo patients (1/12, 8.3%). Most SAEs were related to progression of underlying ALS, most commonly dysphagia. No SAEs were related to study treatment.
- Laboratory testing revealed a slight increase in absolute WBC and PMN counts in the active treatment group in the immediate post-transplantation period.
- Suicidal ideation scores from the C-SSRS progressed slightly in both treatment groups from pre- to post-transplantation study periods. No patients exhibited any suicidal behavior.

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ʱʡ  ʣ Confidential Responder analysis 8 http://www.ncbi.nlm.nih.gov/pmc/articles/PMC3125671/

ʱʡ  ʣ Confidential 9 Efficacy Responder Analysis 26 of 35 5 of 11 19 of 35 4 of 11 12 of 35 4 of 11 10 of 35 1 of 12 7 of 35 0 of 12 4 of 35 0 of 12 T P T P T P T P T P T P 2wks 4wks 8wks 12wks 16wks 24wks T – Treatment; P – Placebo Given the exploratory nature of this study, statistical significance was defined as a one - sided p value < 0.1 (these p - values are highlighted in red above). In order to see trends in the data p - values that are ≥ 0.1 and < 0.2 are also highlighted in orange 0% 10% 20% 30% 40% 50% 60% 70% 80% 2wks 4wks 8wks 12wks 16wks 24wks % of patients with 100 % improvement ALSFRS - R 100 % improvement in post - treatment slope compared to pre - treatment slope Treatment Placebo 26 74% 5 45% 19 4 12 4 10 28% 1 8% 7 20% 0 4 0 p=0.0813 p=0.1504 p=0.1069

ʱʡ  ʣ Confidential Efficacy Responder Analysis 10 ALSFRS - R % Improvement in post treatment slope compared to pre treatment slope over time T – Treatment; P – Placebo p - values are one - sided from Fisher's Exact test Given the exploratory nature of this study, statistical significance was defined as a one - sided p value <0.1 (these p - values are highlighted in red above). In order to see trends in the data p - values that are ≥ 0.1 and < 0.2 are also highlighted in orange % improvement 2wks 4wks 8wks 12wks 16wks 24wks T P T P T P T P T P T P 35 11 35 11 35 11 35 12 35 12 35 12 ≥ 25% improvement 26 (74%) 5 (45%) 19 (54%) 5 (45%) 18 (51%) 5 (45%) 14 (40%) 3 (25%) 11 (31)% 3 (25%) 10 (29%) 3 (25%) p=0.0813 ≥ 50% improvement 26 (74%) 5 (45%) 19 (54%) 5 (45%) 18 (51%) 5 (45%) 14 (40%) 2 (17%) 10 (29%) 1 (8%) 8 (23%) 2 (17%) p=0.0813 p=0.1305 p=0.1504 ≥ 75% improvement 26 (74%) 5 (45%) 19 (54%) 5 (45%) 14 (40%) 4 (36%) 12 (34%) 1 (17%) 8 (23%) 1 (8%) 7 (20%) 1 (8%) p=0.0813 ≥ 100% improvement 26 (74%) 5 (45%) 19 (54%) 4 (36%) 12 (34%) 4 (36%) 10 (29%) 1 (8%) 7 (20%) 0 (0%) 4 (11%) 0 (0%) p=0.0813 p=0.1504 p=0.1069

ʱʡ  ʣ Confidential Efficacy Responder Analyses 11 p - values using one - sided Fishers Exact Test Given the exploratory nature of this study, statistical significance was defined as a one - sided p value < 0.1 (these p - values are highlighted in red above). In order to see trends in the data p - values that are ≥ 0.1 and < 0.2 are also highlighted in orange 18 of 36 4 of 11 17 of 36 1 of 11 8 of 36 1 of 11 8 of 36 0 of 12 7 of 36 0 of 12 4 of 36 0 of 12 T P T P T P T P T P T P 2wks 4wks 8wks 12wks 16wks 24wks 18 0% 10% 20% 30% 40% 50% 60% 2wks 4wks 8wks 12wks 16wks 24wks % of patients with ≥ 1.5 points change/month ALSFRS - R ≥ 1.5 points improvement/month in post - treatment slope compared to pre - treatment slope Treatment Placebo 4 17 (47%) 8 1 8 ( 22%) 7 (19%) 0 0 0 4 1 (9%) p= 0.02 p= 0.08 p=0.11

ʱʡ  ʣ Confidential Efficacy Responder Analysis 12 Change points/months 2wks 4wks 8wks 12wks 16wks 24wks T 35 P 11 T 35 P 11 T 35 P 11 T 35 P 12 T 35 P 12 T 35 P 12 ≥0.5 points 64% 36% 47% 36% 42% 36% 36% 17% 25% 8% 22% 17% p=0.1029 ≥1 points 53% 36% 47% 27% 28% 9% 22% 17% 22% 8% 22% 8% ≥1.5 points 50% 36% 47% 9% 22% 9% 22% 0% 19% 0% 11% 0% p=0.0227 p=0.0802 p=0.1134 ≥2 points 42% 18% 33% 9% 11% 0% 14% 0% 11% 0% 6% 0% p=0.1442 p=0.1143 ≥2.5 points 42% 18% 28% 0% 11% 0% 6% 0% 3% 0% 3% 0% p=0.1442 p=0.0491 ALSFRS - R points improvement/month in post treatment slope compared to pre - treatment slope over time T – Treatment; P – Placebo p - values are one - sided from Fisher's Exact test Given the exploratory nature of this study, statistical significance was defined as a one - sided p value < 0.1 (these p - values are highlighted in red above). In order to see trends in the data p - values that are ≥ 0.1 and < 0.2 are also highlighted in orange

ʱʡ  ʣ Confidential Responder Analysis (excluding all patients with pre - treatment slope ≤ - 0.7 (Slow Progressors) 13 0 10 20 30 40 50 60 70 80 90 100 2wks 4wks 8wks 12wks 16wks 24wks % of patients with 100 % improvement ALSFRS - R 100 % improvement excluding slow progressors (pre - treatment slope ≤ - 0.7 ) Treatment Placebo 17 of 18 (94%) 1 of 5 14 of 18 ( 78%) 1 of 5 1 of 6 8 of 18 7 of 18 4 of 18 0 0 of 5 p= 0.0027 p=0.0329 6 of 18 ( 33%) p=0.1379 1 of 5 20% 20% p - values are one - sided from Fisher's Exact test Given the exploratory nature of this study, statistical significance was defined as a one - sided p value < 0.1 (these p - values are highlighted in red above). In order to see trends in the data p - values that are ≥ 0.1 and < 0.2 are also highlighted in orange

ʱʡ  ʣ Confidential ALSFRS - R Slope Change Responder Analyses excluding all patients with pre - treatment slope ≤ - 0.7 (Subgroup Analysis: Slow Progressors) 14 % of total (% improvement) 2 wks 4 wks 8 wks 12 wks 16 wks 24 wks T P T P T P T P T P T P 18 5 18 5 18 5 18 5 18 5 18 5 25% improvement 17 (94%) 1 (20%) 14 (78%) 2 (40%) 14 (78%) 2 (40%) 11 (61%) 2 (33%) 10 (56%) 1 (17%) 9 (50%) 2 (33%) p=0.0027 p=0.1421 p= 0.1421 p=0.1179 50% improvement 17 (94%) 1 (20%) 14 (78%) 2 (40%) 14 (78%) 2 (40%) 11 (61%) 2 (33%) 9 (50%) 1 (17%) 7 (39%) 1 (17%) p=0.0027 p=0.1421 p= 0.1421 p=0.1711 75% improvement 17 (94%) 1 (20%) 14 (78%) 2 (40%) 10 (56%) 1 (20%) 9 (50%) 2 (33%) 7 (39%) 1 (17%) 7 (39%) 1 (17%) p=0.0027 p=0.1421 p= 0.1854 100% improvement 17 (94%) 1 (20%) 14 (78%) 1 (20%) 8 (44%) 1 (20%) 7 (39%) 1 (17%) 6 (33%) 0 (0%) 4 (22%) 0 (0%) p=0.0027 p=0.0329 p=0.1379 T – Treatment; P - Placebo p - values are one - sided from Fisher's Exact test Given the exploratory nature of this study, statistical significance was defined as a one - sided p value < 0.1 (these p - values are highlighted in red above). In order to see trends in the data p - values that are ≥ 0.1 and < 0.2 are also highlighted in orange

ʱʡ  ʣ Confidential Biomarkers 15 » Cerebral - spinal fluid (CSF) samples were collected from patients, as specified per a protocol amendment, after the first 8 patients had already been treated » A total of 35 patients out of 48 had corresponding samples from visits pre - and post - transplantation available for analysis . Levels of neurotrophic factors and inflammatory factors in each sample were measured » A statistically significant increase in levels of Vascular Endothelial growth Factor (VEGF), Hepatocyte Growth Factor (HGF) from pre - to post - transplantation was observed in the samples of those patients who responded to NurOwn » There was also a statistically significant reduction in inflammatory markers such as Monocyte Chemoattractant Protein - 1 (MCP - 1 ) and Stromal Cell - Derived Factor 1 (SDF - 1 ) over this period, in patients treated with NurOwn that was not observed in the placebo group

בס"ד

Conclusions

- **BCT-001 achieved its primary objective, demonstrating that NurOwn was safe and well tolerated.**
- **Single administration of NurOwn produced a clinically meaningful beneficial response in terms of both the ALSFRS-R rating scale and CSF biomarkers.**
- **In the ITT population, across all definitions of "responder", a higher percentage of NurOwn-treated subjects were responders compared to placebo, at all except one timepoint studied out to 24 weeks.**
- **In a pre-specified subgroup analysis that excluded slowly progressing subjects, NurOwn-treated subjects showed marked outperformance compared to placebo-treated subjects.**
- **Increased levels of growth factors in CSF and decreased inflammatory markers observed after two weeks are further evidence for a biological effect.**
- **Results suggest that larger confirmatory trial with repeat dosing at 8 to 12 weeks is warranted.**

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ʱʡ  ʣ Confidential Next Steps 17 • Request for FDA Meeting • A Multi - Dose Double Blind Randomized Placebo Controlled Adequately Powered Trial in US and Israel